Exhibit 99.2

CONSOLIDATED STATEMENTS OF INCOME (UNAUDITED)

For the 3 months ending June 30, 2013 and 2012

	2nd Quarter

(in thousands, except per share data)	2013	2012	Change

Operating Revenues
Oil and gas operations	$385,543	$399,468	$(13,925)
Natural gas distribution	104,514	70,887	33,627

Total operating revenues	490,057	470,355	19,702

Operating Expenses
Cost of gas	47,571	13,669	33,902
Operations and maintenance	136,204	112,713	23,491
Depreciation, depletion and amortization	132,285	101,991	30,294
Taxes, other than income taxes	25,650	19,523	6,127
Accretion expense	2,043	1,861	182

Total operating expenses	343,753	249,757	93,996

Operating Income	146,304	220,598	(74,294)

Other Income (Expense)
Interest expense	(17,306)	(15,835)	(1,471)
Other income	748	659	89
Other expense	(128)	(582)	454

Total other expense	(16,686)	(15,758)	(928)

Income Before Income Taxes	129,618	204,840	(75,222)
Income tax expense	46,551	73,553	(27,002)

Net Income	$83,067	$131,287	$(48,220)

Diluted Earnings Per Average Common Share	$1.15	$1.82	$(0.67)

Basic Earnings Per Average Common Share	$1.15	$1.82	$(0.67)

Diluted Avg. Common Shares Outstanding	72,419	72,330	89

Basic Avg. Common Shares Outstanding	72,167	72,117	50

Dividends Per Common Share	$0.145	$0.14	$0.005

CONSOLIDATED STATEMENTS OF INCOME (UNAUDITED)

For the 6 months ending June 30, 2013 and 2012

	Year-to-date

(in thousands, except per share data)	2013	2012	Change

Operating Revenues
Oil and gas operations	$640,537	$623,425	$17,112
Natural gas distribution	342,199	265,374	76,825

Total operating revenues	982,736	888,799	93,937

Operating Expenses
Cost of gas	143,013	73,255	69,758
Operations and maintenance	282,041	223,274	58,767
Depreciation, depletion and amortization	247,580	196,525	51,055
Asset impairment	–	21,545	(21,545)
Taxes, other than income taxes	54,422	45,758	8,664
Accretion expense	4,040	3,674	366

Total operating expenses	731,096	564,031	167,065

Operating Income	251,640	324,768	(73,128)

Other Income (Expense)
Interest expense	(34,060)	(31,260)	(2,800)
Other income	2,506	2,217	289
Other expense	(197)	(221)	24

Total other expense	(31,751)	(29,264)	(2,487)

Income Before Income Taxes	219,889	295,504	(75,615)
Income tax expense	80,130	106,811	(26,681)

Net Income	$139,759	$188,693	$(48,934)

Diluted Earnings Per Average Common Share	$1.93	$2.61	$(0.68)

Basic Earnings Per Average Common Share	$1.94	$2.62	$(0.68)

Diluted Avg. Common Shares Outstanding	72,329	72,336	(7)

Basic Avg. Common Shares Outstanding	72,155	72,110	45

Dividends Per Common Share	$0.29	$0.28	$0.01

CONSOLIDATED BALANCE SHEETS (UNAUDITED)

As of June 30, 2013 and December 31, 2012

(in thousands)	June 30, 2013	December 31, 2012

ASSETS
Current Assets
Cash and cash equivalents	$3,793	$9,704
Accounts receivable, net of allowance	226,255	277,900
Inventories	44,158	63,994
Regulatory asset	10,915	45,515
Assets held for sale	130,743	–
Other	31,035	28,007

Total current assets	446,899	425,120

Property, Plant and Equipment
Oil and gas properties, net	4,952,205	4,673,886
Utility plant, net	866,200	842,643
Other property, net	31,535	25,107

Total property, plant and equipment, net	5,849,940	5,541,636

Other Assets
Regulatory asset	107,189	110,566
Long-term derivative instruments	39,006	40,577
Other	62,129	57,991

Total other assets	208,324	209,134

TOTAL ASSETS	$6,505,163	$6,175,890

LIABILITIES AND SHAREHOLDERS’ EQUITY
Current Liabilities
Long-term debt due within one year	$100,000	$50,000
Notes payable to banks	800,000	643,000
Accounts payable	273,531	257,579
Regulatory liability	27,581	45,116
Liabilities related to assets held for sale	7,917	–
Other	187,407	164,087

Total current liabilities	1,396,436	1,159,782

Long-term debt	1,053,542	1,103,528

Deferred Credits and Other Liabilities
Regulatory liability	68,934	80,404
Deferred income taxes	963,727	905,601
Long-term derivative instruments	470	11,305
Other	240,577	238,580

Total deferred credits and other liabilities	1,273,708	1,235,890

Total Shareholders’ Equity	2,781,477	2,676,690

TOTAL LIABILITIES AND SHAREHOLDERS’ EQUITY	$6,505,163	$6,175,890

SELECTED BUSINESS SEGMENT DATA (UNAUDITED)

For the 3 months ending June 30, 2013 and 2012

	2nd Quarter

(in thousands, except sales price data)	2013	2012	Change

Oil and Gas Operations (GAAP)
Operating revenues
Natural gas	$98,572	$68,249	$30,323
Oil	262,775	306,960	(44,185)
Natural gas liquids	24,148	23,692	456
Other	48	567	(519)

Total (GAAP)	$385,543	$399,468	$(13,925)

Oil and Gas Operations excluding mark-to-market (Non-GAAP)
Operating revenues
Natural gas	$79,271	$68,494	$10,777
Oil	226,095	188,116	37,979
Natural gas liquids	23,980	20,832	3,148
Other	48	567	(519)

Total (Non-GAAP)*	$329,394	$278,009	$51,385

Production volumes
Natural gas (MMcf)	18,420	19,278	(858)
Oil (MBbl)	2,595	2,195	400
Natural gas liquids (MMgal)	34.2	27.8	6.4

Total production volumes (MMcfe)	38,880	36,414	2,466
Total production volumes (MBOE)	6,480	6,069	411

Revenue per unit of production excluding effects of non-cash mark-to-market derivative instruments
Natural gas (Mcf)	$4.30	$3.55	$0.75
Oil (barrel)	$87.13	$85.70	$1.43
Natural gas liquids (gallon)	$0.70	$0.75	$(0.05)

Revenue per unit of production excluding effects of all derivative instruments
Natural gas (Mcf)	$3.90	$2.19	$1.71
Oil (barrel)	$90.62	$85.70	$4.92
Natural gas liquids (gallon)	$0.61	$0.71	$(0.10)

Other data
Lease operating expense (LOE)
LOE and other	$72,027	$58,779	$13,248
Production taxes	17,606	13,205	4,401

Total	$89,633	$71,984	$17,649

Depreciation, depletion and amortization	$121,412	$91,458	$29,954
General and administrative expense	$24,969	$16,807	$8,162
Capital expenditures	$349,879	$293,909	$55,970
Exploration expenditures	$3,455	$952	$2,503
Operating income	$144,031	$216,406	$(72,375)

*Operating revenues excluding mark-to-market gains of $56,149 and $121,459 in second quarter 2013 and 2012,respectively.

Natural Gas Distribution
Operating revenues
Residential	$65,551	$40,371	$25,180
Commercial and industrial	27,627	20,442	7,185
Transportation	13,824	13,661	163
Other	(2,488)	(3,587)	1,099

Total	$104,514	$70,887	$33,627

Gas delivery volumes (MMcf)
Residential	3,613	1,985	1,628
Commercial and industrial	1,955	1,449	506
Transportation	10,706	11,547	(841)

Total	16,274	14,981	1,293

Other data
Depreciation and amortization	$10,873	$10,533	$340
Capital expenditures	$27,113	$18,030	$9,083
Operating income	$2,219	$4,448	$(2,229)

SELECTED BUSINESS SEGMENT DATA (UNAUDITED)

For the 6 months ending June 30, 2013 and 2012

	Year-to-date

(in thousands, except sales price data)	2013	2012	Change

Oil and Gas Operations (GAAP)
Operating revenues
Natural gas	$169,644	$143,829	$25,815
Oil	424,587	431,274	(6,687)
Natural gas liquids	45,264	47,404	(2,140)
Other	1,042	918	124

Total (GAAP)	$640,537	$623,425	$17,112

Oil and Gas Operations excluding mark-to-market (Non-GAAP)
Operating revenues
Natural gas	$154,718	$143,791	$10,927
Oil	424,559	354,350	70,209
Natural gas liquids	45,117	43,579	1,538
Other	1,042	918	124

Total (Non-GAAP)*	$625,436	$542,638	$82,798

Production volumes
Natural gas (MMcf)	36,108	38,370	(2,262)
Oil (MBbl)	4,912	4,148	764
Natural gas liquids (MMgal)	61.8	53.8	8.0

Total production volumes (MMcfe)	74,406	70,944	3,462
Total production volumes (MBOE)	12,401	11,824	577

Revenue per unit of production excluding effects of non-cash mark-to-market derivative instruments
Natural gas (Mcf)	$4.28	$3.75	$0.53
Oil (barrel)	$86.43	$85.43	$1.00
Natural gas liquids (gallon)	$0.73	$0.81	$(0.08)

Revenue per unit of production excluding effects of all derivative instruments
Natural gas (Mcf)	$3.61	$2.43	$1.18
Oil (barrel)	$86.77	$91.77	$(5.00)
Natural gas liquids (gallon)	$0.64	$0.83	$(0.19)

Other data
Lease operating expense (LOE)
LOE and other	$153,573	$115,391	$38,182
Production taxes	31,969	27,367	4,602

Total	$185,542	$142,758	$42,784

Depreciation, depletion and amortization	$225,978	$175,546	$50,432
Asset impairment	$–	21,545	(21,545)
General and administrative expense	$49,664	$34,750	$14,914
Capital expenditures	$634,932	$634,876	$56
Exploration expenditures	$4,955	$2,741	$2,214
Operating income	$170,358	$242,411	$(72,053)

*Operating revenues excluding mark-to-market gains of $15,101 and $80,787 in 2013 and 2012, respectively

Natural Gas Distribution
Operating revenues
Residential	$228,291	$170,879	$57,412
Commercial and industrial	85,225	67,198	18,027
Transportation	32,064	29,259	2,805
Other	(3,381)	(1,962)	(1,419)

Total	$342,199	$265,374	$76,825

Gas delivery volumes (MMcf)
Residential	13,995	10,223	3,772
Commercial and industrial	6,162	4,891	1,271
Transportation	23,496	23,583	(87)

Total	43,653	38,697	4,956

Other data
Depreciation and amortization	$21,602	$20,979	$623
Capital expenditures	$46,810	$32,973	$13,837
Operating income	$81,512	$83,008	$(1,496)